EXHIBIT 99.1

BioNexus Gene Lab Corp. Agrees to Invest RM 1.2 million in Ascension Innovation (AISB) to Advance Digital Health Innovation through AI adoption in Healthcare

FOR IMMEDIATE RELEASE

Kuala Lumpur, Malaysia - April 18, 2024 — BioNexus Gene Lab Corporation (NASDAQ: BGLC), a global leader in genomic diagnostics and healthcare technology, announces a strategic investment by its wholly owned subsidiary, MRNA Scientific Sdn Bhd, in Ascension Innovation Sdn Bhd (AISB), a privately held Malaysian company. This investment underscores BGLC’s commitment to advancing healthcare solutions through cutting-edge AI and predictive analytics.

Background:

●	MRNA Scientific Sdn Bhd:

○

A wholly-owned subsidiary of BGLC, MRNA Scientific specializes in blood-based genomic screening and dynamic genome profiling.

MRNA’s innovative techniques enable early disease detection, personalized health management, and AI-driven insights.

●	Ascension Innovation Sdn Bhd (AISB):

○	AISB is a trailblazer in healthcare technology, committed to enhancing patient experiences and outcomes.
○	Their flagship platform, aiCMS, empowers clinics, physicians, and patients to have better control over healthcare delivery through personalized patient health management.

Strategic Investment and Handover Ceremony:

•	MRNA Scientific’s investment of RM 1.2 million (approx. USD $250k) will occur in two tranches. The Company has made an initial payment of approx. RM 100k, to be followed by a final payment of RM 1.1million, subject to a formal agreement. Our investment in AISB signifies a strategic move to accelerate healthcare innovation. The investment, funded internally, is expected to constitute an indicative equity of approximately 10% of the ordinary shares in AISB upon completion.
•	The infusion of capital will further AISB’s development and accelerate its AI rollout, including:

o	AI Assistance in the Clinic and on-App: The AI features include the integration of predictive and generative AI note taking/analysis and diagnosis aids via Large Language Model (LLM), voice transcription, and natural language assistance for service selection and bookings.
o	Predictive Analytics and Personalized Solutions: aiCMS will enhance early disease detection and personalized health recommendations in clinic and on-app, with the integration of in-app predictive health and wellness recommendations, medical translation services, and AI medical image analysis.

1

Ceremony Participants:

•	MRNA Scientific Directors:

o	Mr. Kenny Lai
o	Mr. CC Wong

•	AISB Directors:

o	Mr. Andrew Teng (Chief Executive Officer, CEO)
o	Mrs. Penny Attenbrough (Chief Strategy Officer, CSO)

Expanding Market Reach:

•	MRNA Scientific and BGLC believe that this strategic investment will allow BGLC’s Blood-based Genomic Screening (BGS) liquid biopsies and other diagnostic services to be better marketed and accessible to a wider range of customers and healthcare providers, through integration into AISB’s aiCMS and the aiCARE app, enabling direct booking via healthcare providers and patients.
•	By combining MRNA’s expertise in genomics and AISB’s innovative platform, patients and healthcare professionals will benefit from advanced diagnostics and personalized care.

Digital Health & AI Market:

•	The global digital health market size was estimated at USD 240.9 billion in 2023 and is projected to grow at a compound annual growth rate (CAGR) of 21.9% from 2024 to 2030[1].
•	The global market size for AI in Healthcare is expected to reach USD 187.7 billion by 2030 with a compound annual growth rate (CAGR) of 38.5% from 2024 to 2030[2].
•	Given the market size and opportunities in Digital Health and AI in Healthcare, MRNA and BGLC will closely consider opportunities to increase our participation in this market, including the potential to increase our investment in AISB and other technology platforms.

AISB’s Projections:

•	Projected Revenue in Malaysia:

o	As stated in its investment documents, AISB anticipates substantial revenue growth driven by increased adoption of aiCMS, with projections reaching RM 75million collectively for 2024-2028.
o	The platform’s comprehensive suite of services positions it as a game-changer in the Malaysian healthcare landscape.
o	These revenue projections were part of the approved prospectus on the Securities Commission of Malaysia approved pitchIN Funding platform.

2

•	Clinics and Service Providers:

o	AISB aims to onboard a significant number of healthcare and wellness providers, and corporations.
o	Since its recent launch, aiCMS has already proven market traction with over 30 healthcare providers and corporations in its initial segue into this broad market.

•	User Base and Health Records:

o	With 145,000+ registered users and 340,000+ individual health records in its database, the aiCMS platform is already making an impact in the market.
o	The platform’s scalability has the potential for exponential growth.

Quotes:

•	Mr. Sam Tan, CEO, BioNexus Gene Lab Corporation: “Our investment in AISB reflects our belief in their transformative healthcare solutions. Together, we aim to revolutionize patient care through predictive and generative AI.”

•	Mr. Andrew Teng, CEO, Ascension Innovation Sdn Bhd: “We welcome MRNA Scientific’s support and look forward to leveraging their expertise. The future of healthcare lies in predictive analytics and personalized solutions.”

The handover ceremony took place at the Apollo Men’s Wellness Centre in Starhill, Kuala Lumpur on April 18th, 2024, witnessed by Mr. Sam Tan, Chief Executive Officer of BioNexus Gene Lab Corp (BGLC).

Photo:

Mr. Kenny Lai and Mr. CC Wong handing over the Letter of Offer to Mr. Andrew Teng and Mrs. Penny Attenbrough at Apollo Men’s Wellness Centre, witnessed by the CEO of BioNexus Gene Lab Corp., Mr. Sam Tan (centre)

3

About BioNexus Gene Lab Corporation:

BioNexus Gene Lab Corporation (NASDAQ: BGLC) is a global leader in RNA-based genomic diagnostics, committed to advancing personalized medicine and improving global health outcomes.

For more information, visit BioNexus Gene Lab Corp.’s website: www.bionexusgenelab.com

About Ascension Innovation Sdn Bhd:

Ascension Innovation Sdn Bhd (AISB) is at the forefront of healthcare technology, driving innovation through its flagship platform, aiCMS.

For more information, visit Ascension Innovation Sdn Bhd’s website: www.aisb.io

1 https://www.grandviewresearch.com/industry-analysis/digital-health-market

2 https://www.grandviewresearch.com/industry-analysis/artificial-intelligence-ai-healthcare-market

4

For media inquiries, please contact:

Investor Relations BioNexus Gene Lab Corporation

Email: ir@bionexusgenelab.com

Disclaimer:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, forecasts, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated or projected. Forward-looking statements include, but are not limited to, statements regarding:

•	Projected revenue growth
•	Market trends and adoption rates
•	The potential impact of aiCMS on patient care

These forward-looking statements are subject to risks, uncertainties, and other factors that may cause actual results to differ materially from the statements made. Such risks and uncertainties include, but are not limited to:

1. Market and Industry Risks:

- Rapidly evolving healthcare technology landscape

- Regulatory changes and compliance challenges

- Competitive pressures and market dynamics

2. Operational and Financial Risks:

- Execution of strategic initiatives

- Financial performance and liquidity

- Intellectual property protection

3. External Factors:

- Global economic conditions

- Public health crises (e.g., pandemics)

- Political and geopolitical uncertainties

5

Investors are cautioned not to place undue reliance on these forward-looking statements. BGLC undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. The safe harbor provisions of the Private Securities Litigation Reform Act of 1995 protect forward-looking statements from litigation risks.

Investors are encouraged to review BGLC's filings with the Securities and Exchange Commission (SEC) for a comprehensive understanding of the company's business, financial performance, and risk factors.

BioNexus Gene Lab Corporation

Tower B, Vertical Business Suite 10-2

No. 8, Jalan Kerinchi, Bangsar South,

59200, Kuala Lumpur

Note to Editors: High-resolution images and additional information are available upon request.

6